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                                                                   EXHIBIT 10.16

               SUPPLY AGREEMENT FOR BULK NARCOTICS RAW MATERIALS
               -------------------------------------------------


  MALLINCKRODT INC., St. Louis, Missouri ("SELLER") agrees to sell to ENDO PHARMACEUTICALS, INC., Chadds Ford, Pennsylvania ("BUYER"), and BUYER agrees to buy from SELLER, products as listed in Attachment "A" in bulk under the terms and conditions of this Agreement.

1.  DEFINITIONS

    A. "Affiliate" means any business entity which, directly or indirectly, is controlled by BUYER or SELLER, as the case may be.

    B. "BUYER" shall mean and include all of the subsidiaries and Affiliates of BUYER, wherever located and however denominated.

    C. "Confidential and Proprietary Information" means information relating to the manufacture of the PRODUCTS and the marketing of them in final dosage forms for all indications.

    D.   "Effective Date" means July 1, 1998.

    E. "PRODUCTS" means narcotic active drug substances or raw materials as listed in Attachment "A" in bulk as further defined in the Product specifications set forth in Attachment "B" to this Agreement.

2.  UNDERTAKING/QUANTITY

  In each year during the term of this Agreement (beginning with the year commencing July 1, 2003 and ending June 30, 2013), SELLER will manufacture and supply to BUYER up to one hundred percent (100%) of BUYER's annual requirement of PRODUCTS as follows:

    A. BUYER will purchase from SELLER no less than seventy-five percent (75%) of BUYER's annual requirements of each of *** and any additional products which BUYER and SELLER agree to designate as PRODUCTS (as discussed in Article 2.E. below).

    B. BUYER will purchase from SELLER no less than ninety-five percent (95%) of BUYER's annual requirements of ***.

    C.   *** shall become a PRODUCT under this Agreement only after


The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 406 of the Securities Act of 1933.

            REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.



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         BUYER has completed qualification of SELLER's PRODUCT for BUYER's finished products and SELLER is able to routinely manufacture this PRODUCT according to an approved Drug Master File and according to BUYER's specifications as set forth in Attachment "B".

    D. SELLER and BUYER may add additional PRODUCTS to this Agreement by mutual written consent. Unless otherwise agreed, the provisions of
         Article 2.A. above shall apply to all such additional PRODUCTS. Either party may initiate the addition of other PRODUCTS.

    E. Purchase requirements shall be determined by reference to BUYER's requirements as measured by weight.

3.  PRICE

    A. The price for PRODUCTS will be as set forth in Attachment "A", attached hereto and forming a part hereof.

    B. If during the term of this Agreement SELLER sells or offers for sale to any independent third party PRODUCT (other than samples of 2 kg or less for research purposes) at prices lower than the then effective prices hereunder, for the same or lesser volumes, SELLER shall make such lower prices available to BUYER as soon as and for so long as the lower prices continue to be offered by SELLER to any third party. SELLER has an affirmative obligation to inform BUYER of sales or offers to sell to any third party at prices below the prices then effective under this Agreement.

    C. If during the term of this Agreement any government of a country in which BUYER sells a dosage form of PRODUCT establishes a maximum price for any such dosage form, SELLER and BUYER shall meet to discuss a mutually acceptable solution to BUYER's market needs on the basis of documented evidence. In addition, the parties agree that should unanticipated or changed commercial or regulatory conditions cause either or both parties to experience economic hardship in connection with the performance of its or their obligations under the terms of this Agreement, the parties will meet and negotiate in good faith an equitable resolution of that hardship.

    D. Notwithstanding anything herein to the contrary, BUYER shall not be required to pay a purchase price for any PRODUCT which is greater than *** of Seller's book price (i.e.,

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         *** of the price set forth in SELLER's published price list as of the date the corresponding purchase order is received).

4.  TERM

    This Agreement shall commence on July 1, 1998, shall continue in effect until June 30, 2013, and shall be automatically renewed thereafter for successive one (1) year periods unless either party shall provide written notice to the other party of its intent to terminate at least two (2) years prior to the end of the term which such notice indicates shall be the final term of this Agreement.

5.  FORECASTS/INVENTORY

    A. On ***, BUYER shall provide SELLER with a firm order for *** and ***, to be delivered by SELLER to BUYER within the *** period following submittal of such order. Thereafter, on every *** and *** during the term of this Agreement, BUYER shall provide SELLER with a firm order for deliveries of PRODUCTS within the *** period beginning *** after submittal of such order. The intent of this provision is to ensure that SELLER, upon receipt of each firm order, shall have firm orders from BUYER which collectively identify BUYER's purchases of such PRODUCTS for delivery during the *** period following submittal of such order. In addition, at the time each such firm order is submitted, BUYER shall also submit to SELLER a forecast (for planning purposes only) of BUYER's purchases hereunder which are to be delivered by SELLER to BUYER within the *** period following such submittal. The first *** of such forecast should correspond to the purchases to be delivered to BUYER during such period under the firm orders which BUYER shall have submitted to SELLER. Firm orders and forecasts due from BUYER on a date falling on a weekend or holiday will be deemed timely submitted if delivered on the next business day following the due date.

    B.   Beginning on *** and every *** thereafter during the term
         hereof, BUYER shall provide SELLER with a firm order for ***. Such firm order shall be for PRODUCTS which are to be delivered by SELLER to BUYER within the three-month period beginning with receipt of such order. At the
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         same time, BUYER shall deliver to SELLER a forecast (for planning purposes only) of BUYER's purchases hereunder to be delivered within the *** period following submittal of such forecast. The first *** of such forecast shall correspond to the purchases to be delivered to BUYER during such period under the firm order which BUYER shall have submitted to SELLER.

   C. In the event any forecast of BUYER is more than *** the previous forecast and such forecasted amount is in excess of SELLER's production capacity, BUYER and SELLER shall discuss and agree upon a mutually acceptable delivery schedule for PRODUCTS to permit SELLER to meet BUYER's requirements in a timely manner if possible. SELLER will make all reasonable efforts to deliver PRODUCTS at the times and in the quantities requested by BUYER.

   D. BUYER must take delivery on the scheduled delivery date (as set forth in the firm order) of all PRODUCTS ordered pursuant to a firm order. By providing written notice to SELLER not less than *** days prior to the scheduled delivery date, BUYER may increase or decrease its firm order quantities of PRODUCTS (excluding ***) by as much as ***. SELLER's written approval shall be required if BUYER wishes to increase or decrease quantities under any of the following conditions: (i) any change with respect to orders for *** and ***, (ii) a change of *** or less with respect to orders for any other PRODUCT if BUYER's quantity change request is not timely made, and (iii) any change exceeding ***. BUYER can alter scheduled delivery dates only with SELLER's prior approval. SELLER can adjust its shipping quantities only with BUYER's prior approval. Purchase change orders will be issued and executed as appropriate in connection with such quantity and schedule changes.

6.  SHIPMENT

    SELLER shall ship PRODUCTS in accordance with BUYER's packaging and labeling requirements and in accordance with BUYER's firm orders FOB destination ***, or other location of BUYER specified by BUYER. If the delivery point is other than ***, BUYER will notify SELLER at least thirty (30) days in advance of scheduled delivery date. BUYER shall reimburse SELLER for any additional freight, taxes, duties or other expenses due to shipment to any location outside the United States (other than ***).

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7.  PAYMENT TERMS

    SELLER shall invoice BUYER upon shipment for PRODUCTS delivered hereunder. BUYER shall make payment net *** days from receipt of ordered PRODUCTS and correct invoice.

8.  CONFIDENTIAL AND PROPRIETARY INFORMATION

    The treatment of Confidential and Proprietary Information (including the fact that this Agreement exists) previously exchanged by the parties and to be exchanged during the term of this Agreement shall be governed by the terms of the Confidentiality Agreement attached hereto as Attachment C and made a part hereof.

9.  ANALYSIS AND INSPECTION

    A. Promptly upon receipt, SELLER will analyze each lot of PRODUCTS for compliance with specifications. SELLER will send *** prior to or along with shipment of each lot of PRODUCTS. If any other documentation is reasonably necessary for BUYER to perform a quality assurance analysis of the PRODUCTS, BUYER and/or BUYER's duly designated agent will request that documentation in writing and SELLER will provide it, if it is reasonably available.

    B. BUYER and/or BUYER's duly designated agent will inspect all shipments upon their receipt and will report any reasonably discernible defects in the PRODUCTS to SELLER within *** days of receipt of the PRODUCTS and related records. Any defects not reasonably discernible will be reported to SELLER by BUYER and/or BUYER's duly designated agent within *** days of BUYER's and/or BUYER's duly designated agent's discovery of same. If any PRODUCT does not meet the specifications and warranties in this Agreement or is otherwise defective and is reported to SELLER by BUYER and/or BUYER's duly designated agent within the applicable time period set forth above, BUYER may reject the PRODUCT and return it to SELLER or destroy it as directed by SELLER. BUYER will not be liable for payment for rejected PRODUCTS. SELLER will not be liable for any consequential or other damages related to any non-conforming PRODUCTS rejected by BUYER.

    C. If BUYER and/or BUYER's duly designated agent notifies SELLER in writing that

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         PRODUCTS do not meet specifications and warranties as determined by
         BUYER's and/or BUYER's duly designated agent's testing and inspection of the PRODUCTS, and if SELLER agrees, SELLER's liability and BUYER's remedy in such circumstances will be limited as set forth in Article 15 below.

    D. In the event of any disagreement between SELLER and BUYER relating to any PRODUCT alleged not to conform to specifications, the parties will confer to determine the appropriate and mutually agreeable plan to resolve the disagreement, which may include the use of an independent analyst, agreeable to both parties. If an independent analyst is called upon by the parties to test the PRODUCT in question, the findings of such analyst shall be binding upon both parties. Such analyst shall not divulge his findings to any person other than the parties hereto. The expenses incurred in this independent analysis shall be equally shared between the parties hereto. If it is determined as a result of such analysis that any PRODUCTS do not meet applicable specifications and warranties, SELLER's liability and BUYER's remedy therefor will be limited as set forth in Article 15 below.

    E. Without limiting Mallinckrodt's discretion in other situations, the parties agree that Mallinckrodt shall be entitled, in its absolute discretion, to refuse to agree to a specification change because ***.

10.  FORCE MAJEURE

    A. Either party shall be excused from nonperformance or delay in performance, and the time of any performance will be extended to the extent reasonably necessary under the circumstances, to the extent that such nonperformance or delay in performance is caused by circumstances beyond the reasonable control of the party affected ("Force Majeure"). Without limitation, the term "Force Majeure" shall include promulgation of international or U.S. governmental regulations, including under the U.S. Federal Food, Drug and Cosmetic Act, which make it impractical for BUYER to use any PRODUCT. The affected party shall promptly notify the other party of the Force Majeure circumstances and their probable

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         duration. If the Force Majeure lasts for more than nine (9) months, the notified party may immediately thereafter terminate this Agreement by written notice (but only as it applies to the PRODUCT(S) affected by the Force Majeure).

    B. A party whose performance has been excused in accordance with paragraph "A" immediately above will perform such obligations as soon as is reasonably practicable after the termination or cessation of the Force Majeure, unless this Agreement has already been terminated with respect to the PRODUCT(S) affected by the Force Majeure.

11.  MANUFACTURING STANDARDS

    A. SELLER will manufacture PRODUCTS in compliance with current Good Manufacturing Practices (cGMP), according to its "Standard Operating Procedures" for each PRODUCT and FDA Guidelines as applied to bulk pharmaceutical chemicals as regulated by the U.S. Food and Drug Administration (FDA).

    B. SELLER will complete concurrent validation of its chemical processes methods and equipment used in the manufacture, packaging, storage, testing and release of PRODUCTS in conformance with all current FDA regulations as applicable to Products, and review such validation annually and through effective change control procedures assure that the validation is kept current.

    C. SELLER will retain under proper storage conditions such samples of PRODUCTS as are required to comply with the stability sections of its Drug Master Files ("DMF"), but not less than the amount needed to perform two complete sets of testing. (BUYER shall require copies of all test specifications and methods as well as analytical methods validation documentation for BUYER's files). Analysis of stability samples must be completed within *** days of the sample pull date.

    D. SELLER will maintain its DMF in compliance with FDA regulations and update its DMF to cite any additional references thereto in any amendments that may be made to BUYER's New Drug Application ("NDA"), abbreviated New Drug Application ("ANDA") or accompanying supplements.

    E. SELLER will manufacture PRODUCT according to the filed DMF. SELLER will notify BUYER of any and all pertinent changes in its production, testing or packaging procedures in the DMF-documented process as required by FDA "Guidelines for Drug Master Files"

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         Section VII A and the parties agree to discuss in good faith the impact of such changes on both the BUYER and the SELLER. Written notification from SELLER to BUYER of such changes shall be given not less than *** prior to the intended change implementation. If requested by BUYER, SELLER shall provide BUYER with a sample of PRODUCT produced using the proposed manufacturing change. SELLER shall provide BUYER with sufficient information to allow BUYER to assess the effect any changes might have on quality, safety or regulatory compliance; provided, however, that SELLER shall not be required to divulge any proprietary information to BUYER. ***.

    F. BUYER shall be able to propose changes in specifications of PRODUCTS which BUYER desires for end-use performance of existing or new dosage forms containing PRODUCTS and, such changes shall be implemented only if SELLER agrees and so long as such change can be made within SELLER's then current DMF. ***.

         If changes in either or both parties' manufacturing, specifications, testing or packaging are required as the result of governmental action or edict, each party will, in general, cover its own expenses for such changes. However, in the event that any such changes affects one party significantly more than the other, the parties agree to negotiate in good faith to more equitably balance the hardship between the parties (see Article 3.C.).

    G. Records which include the information relating to the manufacturing, packaging and quality operation for each lot of PRODUCTS will be prepared by SELLER at the time such operations occur. The records will include, but not be limited to: mixing and filling records, container and component traceability records, equipment usage records, in-process and final laboratory testing results, in-process and final PRODUCT physical inspection results, yield reconciliation for PRODUCTS, labeling and packaging records, and records relating to deviations from procedure as well as SELLER's investigations and corrective

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         actions regarding same.

    H. SELLER will conduct stability studies as necessary to support the DMF for PRODUCTS. A minimum of *** per year, or if a PRODUCT is produced less frequently than once per year, each production lot, shall be stored at the labeled storage condition and tested as described in the SELLER's stability protocol filed in the SELLER's PRODUCT Drug Master File.

    I. SELLER will retain records and documents for periods meeting all applicable regulations of the FDA and other regulatory agencies.

    J. In case of an out of specification result, or if assay values fall out of established stability alert limits, SELLER will inform BUYER promptly and SELLER will conduct an investigation and perform corrective action as required by cGMP's. Reports shall become part of SELLER's batch records for the FDA.

    K. SELLER will assure that *** PRODUCTS or PRODUCTS containing *** will not be received, stored, handled, dispensed, manufactured or packaged in the same facility(ies) or in facilities that share a common heating, ventilation and air conditioning systems or utilize the same equipment in the manufacture or handling of the components, raw materials or packaging as PRODUCTS.

12.  AUDITS

     A. SELLER will promptly inform BUYER of any audits and inspections by any governmental agency relating to its PRODUCT process and provide copies to BUYER of inspection observation reports (483s) and SELLER's responses that may affect the PRODUCT process adversely.

     B. SELLER will permit the duly authorized representative of BUYER to visit and conduct GMP inspections of the production and testing facilities for PRODUCTS during normal business hours and shall reasonably cooperate with such inspections; provided, however, that BUYER shall first give SELLER reasonable notice of any such intended visit and shall execute a confidentiality agreement reasonably satisfactory to SELLER.

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13.  COMPLAINTS, ADER'S & RECALLS

     A. BUYER will correspond with complainants on all complaints associated with finished products made from PRODUCTS. SELLER will assist BUYER in investigating such complaints by analyzing PRODUCTS to determine if they meet applicable specifications and the manufacturing standards referred to in Article 11 above.

     B. BUYER will file any Adverse Drug Experience Reports (ADER's) required under 21 CFR 314.80 and foreign laws or regulations for PRODUCTS. SELLER will notify BUYER by fax of all PRODUCT complaints and Adverse Drug Experiences ("ADE's") received within two (2) days of receipt, including but not limited to serious or unexpected ADE's and PRODUCT complaints which may require an FDA Field Alert Report as specified under 21 CFR 314.81. Such notice to BUYER will be sent to:

                Endo Pharmaceuticals, Inc.
                Fax number (610) 558-9684

     C. If BUYER should decide or be required to initiate a PRODUCT recall, withdrawal or field correction because of (i) supply by SELLER of PRODUCT that does not conform to the warranties in this agreement or
         (ii) the negligent or intentional wrongful act or omission of SELLER, BUYER will notify SELLER and provide SELLER a copy of its recall letter prior to initiation of the recall. SELLER will assist BUYER in the investigation to determine the cause and extent of the problem. All FDA or foreign regulatory authority contacts and coordination of any recall activities will be accomplished by cooperation of BUYER and SELLER; SELLER shall coordinate recall of PRODUCTS and BUYER shall coordinate recall of its finished products.

     D. If any PRODUCT or PRODUCT in dosage form is recalled solely as a result of (i) supply by SELLER of PRODUCT that does not conform to the warranties in this Agreement or (ii) the negligent or intentional wrongful act or omission of SELLER, then SELLER will bear all costs and expenses of such recall. If any PRODUCT in dosage form is recalled as a result of (a) handling or storage of PRODUCT by BUYER or manufacture of dosage form by BUYER or (b) the negligent or intentional wrongful act or omission of BUYER, then BUYER will bear all costs and expenses of such recall. If each party contributes to the cause of a recall, the cost will be shared in proportion to each party's contribution.

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     E.  For all PRODUCTS supplied to BUYER by SELLER under this Agreement,
         SELLER will maintain complete and accurate records for such periods after the date of manufacture as may be required by applicable law or regulation, but not less than three (3) years.

     F. BUYER will inform SELLER of any and all regulatory issues that may affect SELLER's manufacture of PRODUCTS or the marketability of the dosage forms promptly after learning of such issues.

14.  ADDITIONAL REPRESENTATION AND WARRANTIES

     A. Provided that PRODUCTS are stored according to labeling approved by the FDA, SELLER warrants that PRODUCTS delivered to BUYER, from date of delivery to date of expiration (as specified on such labeling), (i) will not be adulterated, misbranded, or otherwise prohibited from sale within the meaning of the Federal Food, Drug and Cosmetic Act ("the Act") or any state or local law, (ii) will be free from defects in materials and bulk manufacture, and (iii) will conform to the PRODUCTS specifications set forth in Attachment B.

     B. Each of BUYER and SELLER warrants that it will not cause any individual or firm debarred by the FDA to participate in the performance, supervision, management or review of the PRODUCTS.

     C. Each of BUYER and SELLER will abide by the policy of the United States regarding maximum opportunity for small business concerns owned and controlled by socially and economically disadvantaged individuals.

     D. Each of BUYER and SELLER warrants that it will comply with all applicable laws, rules, orders and regulations covering services specified herein, including but not limited to Executive Order 111246 (and the rules and regulations promulgated thereunder), the Fair Labor Standards Act of 1938, as amended, the Rehabilitation Act of 1973 and the Vietnam Era Veterans Readjustment Act of 1974.

     E. Each of BUYER and SELLER warrants that it will comply with all federal, state and local statutes, regulations and governmental orders and actions applicable to or related to the use, possession, handling, transportation, sale or disposal of PRODUCTS. It is understood that BUYER alone accepts full responsibility for such compliance relative to the use, possession, transportation, sale or disposal of any of its dosage forms, and SELLER shall

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         have absolutely no responsibility or liability therefor.

     F. THE WARRANTIES OF SELLER SET FORTH SPECIFICALLY IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES AND/OR REPRESENTATIONS, WHETHER EXPRESS OR IMPLIED, ARISING BY OPERATION OF LAW, TRADE USAGE OR CUSTOM OR OTHERWISE. SELLER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE OR USE, EVEN IF ADVISED OF THE POSSIBILITY OF CLAIMS BASED ON SUCH WARRANTIES.

15.  LIMITATION OF LIABILITY BETWEEN SELLER AND BUYER

     Promptly upon receipt of each shipment of PRODUCTS, BUYER shall examine such shipment for damage, defect, or shortage. All claims by BUYER, including any claims for allegedly defective material, shortage, negligence, or any other cause whatsoever ("defective performance") shall be deemed waived unless made in writing and received by the other party within the applicable time period set forth in Article 9B above. Failure by BUYER to give notice of any claim for any defective performance within the applicable time period hereunder shall be an unconditional waiver of such claim. Except for personal injury or property damage as set forth below, BUYER's exclusive remedy for any defective performance hereunder for any and all losses and damages resulting from any cause whatsoever including, without limitation, alleged breach of warranty or negligence, shall not exceed the purchase price of the PRODUCTS in respect of which such claim is made, or on mutual agreement of BUYER and SELLER, in appropriate circumstances, replacement of such PRODUCTS. SELLER shall not be liable for personal injury or property damage resulting from the handling, possession, use, or resale of the PRODUCTS by BUYER, whether alone or in connection with any other product, except to the extent it is shown that such personal injury or property damage was caused by the failure of the PRODUCT to meet the manufacturing standards and warranties which are those and only those explicitly set forth in this Agreement at the time of delivery to BUYER. In no event shall either party be liable for incidental or consequential damages of any nature.

16.  INDEMNIFICATION

     Subject to Article 15 of this Agreement:

     A. SELLER will defend, indemnify and hold harmless BUYER, its officers, agents, parent

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         companies, partners and employees, from and against any and all loss, damage, claim, injury, cost or expense, including reasonable attorneys' fees and expenses of litigation, in connection with any illness or personal injury, including death, or property damage relating to PRODUCTS, which results solely from the negligence or willful misconduct of SELLER.

     B. BUYER will defend, indemnify and hold harmless SELLER, its officers, agents, partners and employees, from and against any and all loss, damage, claim, injury, cost or expense, including reasonable attorneys' fees and expenses of litigation, in connection with any illness or personal injury, including death, or property damage relating to PRODUCTS, which results solely from the negligence or willful misconduct of BUYER.

     C. In the event that negligence or willful misconduct of both SELLER and BUYER contribute to any such loss, damage, claim, injury, cost or expense, SELLER and BUYER will each defend, indemnify and hold harmless the other with respect to that portion of the loss, damage, claim, injury, cost or expense attributable to its negligence or willful misconduct.

17.  TERMINATION

     A. Either party may terminate this Agreement at any time by delivering written notice of termination if the other party breaches a material term of the Agreement and fails to substantially remedy the breach within *** days after receiving written notice of the breach, or in the case of a breach involving non-payment of any sums due hereunder fails completely to remedy such breach within *** days after receiving written notice thereof. The effective date of termination shall be specified in such termination notice. Termination may be immediate if it is clear that the breach cannot reasonably be cured.

     B. Either party may terminate this Agreement immediately in its entirety if the other party files a petition of bankruptcy, is adjudged bankrupt, takes advantage of any insolvency act, or executes a bill of sale, deed of trust, or assignment for the benefit of creditors.

    C. The rights and obligations contained in articles of this Agreement covering warranties, indemnification and confidentiality will survive termination of this Agreement, as will any rights to payment or other rights or obligations that have accrued under this Agreement prior to termination. Termination will not affect a party's liability by reason of any act, default, or occurrence prior to termination.

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18.  APPLICABLE LAW

     This Agreement shall be construed, and the respective rights of BUYER and SELLER shall be determined, in accordance with the laws of the state of Delaware.

19.  NOTICE
     Except as set forth in Article 13.B., any notices hereunder shall be delivered in writing addressed as follows:

     If to BUYER:

             Ms. Carol A. Ammon, President and CEO
             Endo Pharmaceuticals, Inc.
             223 Wilmington West Chester Pike
             Chadds Ford, Pennsylvania 19317

             with copy to:

             Osagie O. Imasogie, Senior Vice President Business Development Endo Pharmaceuticals, Inc.
             223 Wilmington West Chester Pike
             Chadds Ford, Pennsylvania 19317

    If to SELLER:

             Michael J. Collins
             President, Pharmaceuticals Group
             Mallinckrodt Inc.
             675 McDonnell Boulevard
             P.O. Box 5840
             St. Louis, Missouri 63134

             with copy to:

             C. Stephen Kriegh
             Staff Vice President, Legal
             Mallinckrodt Inc.
             675 McDonnell Boulevard
             P.O. Box 5840
             St. Louis, Missouri 63134

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20.  PARTIES BOUND

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; provided, however that neither party shall assign any of its rights or obligations hereunder without the prior written consent of the other party, except as an incident to the merger, consolidation, reorganization, or acquisition of actual voting control or substantially all of the assets of the assigning party.

21.  ALLOCATION/ALTERNATE MANUFACTURE

     If at any time SELLER is unable for any reason, including without limitation Force Majeure, to supply BUYER with its requirements of PRODUCTS in such quantities as SELLER is obligated to supply under this Agreement, then SELLER shall promptly notify BUYER. In such event, SELLER shall allocate between BUYER, SELLER's other customers and SELLER (including Affiliates of SELLER) its entire supply of PRODUCTS in a fair and equitable manner. In the event of a PRODUCT shortage, SELLER and BUYER together shall use their best efforts to develop and implement a mutually acceptable plan to help BUYER either manufacture or obtain PRODUCTS from third parties during the period of allocation.

22.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto concerning this subject matter and supersedes all previous and/or contemporaneous agreements, whether written or oral. This Agreement may not be modified orally, and no modifications or any claimed waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom enforcement of such modification or waiver is sought. Any printed provisions on any forms used by either party in connection with shipments hereunder (e.g., purchase orders, acknowledgments, invoices) shall be of no effect whatsoever despite any provision on the form to the contrary, unless such provisions specifically refer to, and purport to modify, this Agreement and such
           ------------
writing is signed by both parties hereto. In the event of a conflict between the terms set forth in the body of this Agreement and those set forth in any Attachment hereto, the terms set forth in the body of this Agreement shall control.

23.  WAIVER

     The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach, whether or not related to the same provision and whether prior or subsequent to such waived breach.

24.  EXCLUSIVE REMEDY

     Each of the remedies set forth herein constitute the exclusive remedy of the appropriate party with respect to the breach or occurrence to which the remedy relates in accordance with the terms hereof.

25.  OTHER ACTIVITIES

     Each party to this Agreement understands that the other party may be interested, directly or indirectly, in various activities or undertakings which may be competitive with the business activities of the first-mentioned party. Each party agrees that its determination to enter into this Agreement shall be without prejudice to the rights of the other party to pursue such interests or engage in any such activities or undertakings.

26.  COUNTERPARTS

     This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

27.  NO CURRENT BREACHES OR CLAIMS

     This Agreement is effective with respect to firm orders received on and after July 1, 2003. Each of BUYER and SELLER represents that, to its knowledge, the other party hereto is, as of the date this Agreement is executed, in full compliance with the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, SELLER and BUYER have executed this as of the dates indicated below.


                              MALLINCKRODT INC.

                              By:  /s/  Michael J. Collins
                                 __________________________________________

                              Name:  Michael J. Collins

                              Title:  President, Pharmaceuticals Group



                              ENDO PHARMACEUTICALS, INC.

                              By:  /s/  Carol A. Ammon
                                 __________________________________________

                              Name:  Carol A. Ammon

                              Title:  President and CEO

                                ATTACHMENT "A"

                     PRODUCT LISTING AND PRICING SCHEDULE

                                      ***

                                 ATTACHMENT B



                                SPECIFICATIONS
                                      ***

                                ATTACHMENT "C"

                           CONFIDENTIALITY AGREEMENT

This Agreement is made this 14th day of July, 1998 between Endo Pharmaceuticals Inc. located at 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317 and Mallinckrodt Inc. located at 675 McDonnell Boulevard, St. Louis, Missouri 63134.

WHEREAS, the parties hereto, wish to discuss a mutually beneficial relationship, and in so doing, may disclose to each other in oral and written form or in other medium, certain confidential and proprietary information relating to their respective technologies, services, products and product development plans and ideas.

NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. For purposes of this Agreement, "Confidential Information" shall mean all non-public and proprietary information which has been or will be disclosed by one party to the other that is set forth orally or in writing, or contained in some other tangible form.

2. The parties hereby agree to hold in strictest confidence any and all Confidential Information disclosed by one party to the other under the terms of this Agreement. The parties hereby agree that the following shall not be considered Confidential Information subject to this Agreement:

    (a)  information which at the time of disclosure, is in the public domain;

    (b) information which, after disclosure becomes part of the public domain by publicating or otherwise, provided that such publication is not in violation of this Agreement or any other confidentiality agreement;

    (c) information that the receiving party can establish in writing was already known to it or was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the disclosing party;

    (d) information that the receiving party lawfully received from a third party, provided however, that such third party was not obligated to hold such information in confidence;

    (e) information that the receiving party is compelled to disclose by a court or other tribunal of competent jurisdiction, provided however, that in such case the receiving party shall immediately give notice to the providing party so that the providing party may seek a protective order or other remedy from said court or tribunal. In any event, the receiving party shall disclose only that portion of the Confidential Information that, in the opinion of its legal counsel, is legally required to be disclosed and will exercise reasonable efforts to ensure that any such information so disclosed will be accorded confidential treatment by said court or tribunal;

    (f) information that was developed by employees of the receiving party who did not have access to the other party's Confidential Information.

3. The receiving party shall not use nor disclose to any third party Confidential Information for any purpose other than for the purposes set forth in this Agreement.

4. The receiving party will not disclose any such Confidential Information to any person other than to its employees and officers that have a need to know such information to effectuate the purpose of this Agreement and that such employees and officers shall be informed of this Confidentiality Agreement and shall in writing, be bound by its terms.

5. Upon written request of the disclosing party, the receiving party shall return promptly to the disclosing party all Confidential Information furnished to it, including any copies thereof and notes or extracts based thereon; and until this Agreement is terminated or becomes inoperative,

Confidentiality Agreement


        shall keep confidential and not use in any way detrimental to the disclosing party any analyses, compilations, studies or other documents which reflect any of the Confidential Information.

6. Each party agrees that for a period of three (3) years from the date of this Agreement that it will not use information gained in the course of the above evaluation (including the identity of specific employees) to solicit the employment of any employee of the other party. This paragraph shall not prohibit the solicitation of employees in the ordinary course of business through general advertisements or placement agencies that are not directed to specific individuals or companies. Still further, this paragraph shall have no effect on hiring conducted by employees who are not aware of the terms of this Agreement. Provided however, that the parties hereto will notify all appropriate members of its respective staff, involved with the performance of this Agreement, of the terms of this Paragraph 6.

7. Title to, and all rights emanating from the ownership of, all Confidential Information disclosed under this Agreement shall remain vested in the disclosing party. Nothing herein shall be construed as granting any license or option, in favor of the receiving party, in such Confidential Information under any parent, copyright and/or any other rights now or hereafter held by the disclosing party in or as a result of such Confidential Information other than as specifically agreed upon by the parties.

8. confidential Information shall remain subject to this Agreement for a period of five (5) years from the date first above written, unless sooner terminated by written mutual agreement of the parties.

9. The execution and performance of this Agreement does not obligate the parties to enter into any other agreement or to perform any obligations other than as specified herein.

10. The receiving party agrees that the disclosure of Confidential Information to any third party without the express written consent of the disclosing party will cause irreparable harm to the disclosing party, and that any breach or threatened breach of this Agreement by the receiving party will entitle the disclosing party to injunctive relief, in addition to any other legal remedies available to it, in any court of competent jurisdiction.

11. The parties hereby agree that this Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and/or counterporaneous agreements and understandings between the parties with relation to this subject matter, whether written, oral, visual, audio or in any other medium whatsoever. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without reference to its conflict of laws rules.

ENDO PHARMACEUTICALS INC.               MALLINCKRODT INC.

By: /s/ Osagie O. Imasogie              By: /s/ Michael K. Milesovich
    ------------------------------          ------------------------------
    Osagie O. Imasogie                      Name:  Michael K. Milesovich
    Senior Vice President                   Title: Vice President
    Business Development



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